UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 19, 2023

Date of Report (Date of earliest event reported)

Yotta Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41357	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1185 Avenue of the Americas, Suite 301 New York, NY 10036	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	YOTAU	The Nasdaq Stock Market LLC
Common Stock	YOTA	The Nasdaq Stock Market LLC
Warrants	YOTAW	The Nasdaq Stock Market LLC
Rights	YOTAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

As approved by its stockholders at the special meeting of stockholders held on April 19, 2023 (the “Special Meeting”), Yotta Acquisition Corporation (“YOTA”) entered into an amendment to the Investment Management Trust Agreement, with Continental Stock Transfer & Trust Company (the “Trust Amendment”) dated as of April 19, 2023. Pursuant to the Trust Amendment, YOTA has the right to extend the time for YOTA to complete its business combination (the “Business Combination Period”) under the Trust Agreement for a period of 12 months from April 22, 2023 to April 22, 2024 and to the extent YOTA’s Amended and Restated Certificate of Incorporation is amended to extend the Business Combination Period, by depositing $120,000 for each such one-month extension into YOTA’s trust account (“Trust Account”). The Trust Amendment is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

As approved by its stockholders at the Special Meeting, YOTA filed an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on April 19, 2023 giving YOTA the right to extend the Business Combination Period from April 22, 2023 to April 22, 2024.

The amendment to YOTA’s Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 19, 2023, YOTA held the Special Meeting. On March 30, 2023, the record date for the Special Meeting, there were 14,718,499 shares of common stock of YOTA entitled to be voted at the Special Meeting, 66.49% of which were represented in person or by proxy.

1.	Extension Amendment

Stockholders approved the proposal to amend YOTA’s Amended and Restated Certificate of Incorporation, giving YOTA the right to extend the Business Combination Period from April 22, 2023 to April 22, 2024. Adoption of this proposal required approval by the affirmative vote of at least a majority of YOTA’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN
9,749,919	36,595	20

2.	Trust Amendment

Stockholders approved the proposal to amend YOTA’s Investment Management Trust Agreement by and between YOTA and Continental Stock Transfer & Trust Company dated April 19, 2022, giving YOTA the right to extend the Business Combination Period from April 22, 2023 to April 22, 2024 and to the extent YOTA’s Amended and Restated Certificate of Incorporation is amended to extend the Business Combination Period by depositing into the Trust Account $120,000 for each one-month extension. Adoption of the Trust Amendment required approval by the affirmative vote of at least 50% of the shares of common stock sold in the IPO. The voting results were as follows:

FOR	AGAINST	ABSTAIN
6,538,126	36,595	140

Item 8.01. Other Events.

In connection with the stockholders’ vote at the Special Meeting, 7,414,905 shares were tendered for redemption.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of YOTA dated April 19, 2023
10.1	Amendment to the Investment Management Trust Agreement between YOTA and Continental Stock Transfer & Trust Company dated April 19, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2023	Yotta Acquisition Corporation

	By:	/s/ Hui Chen
	Name:	Hui Chen
	Title:	Chief Executive Officer

3